UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23697

Popular High Grade Fixed-Income Fund, Inc.

(Exact name of Registrant as specified in charter)

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, including Area Code: +1 (787) 754-4488

Manuel Rodriguez Boissen, Esq.

Secretary

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2021 – June 30, 2022

Item 1. Report of Shareholders.

(a)

POPULAR High Grade Fixed Income Fund, Inc.

JUNE 30, 2022
ANNUAL

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	8
Schedule of Investments	9
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	20
Financial Highlights	21
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	36
Other Information	37
Management of the Fund	38
Statement Regarding Basis for Approval of Investment Advisory Contract	41
Statement Regarding Liquidity Risk Management Program	44

Popular High Grade Fixed Income Fund, Inc.	Shareholder Letter

June 30, 2022 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Popular High Grade Fixed-Income Fund, Inc. (hereinafter referred to as the “Fund”), is pleased to present its Letter to Shareholders for the twelve-month period ending on June 30, 2022.

During the reporting period, job gains in the United States were robust, and the unemployment rate declined from 5.9% as of June 30, 2021, to 3.6% as of June 30, 2022. Nevertheless, supply bottlenecks related to the pandemic contributed to high levels of inflation and proved to be more persistent than the Federal Reserve originally expected. Moreover, consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures, increased from 4.0% as of June 30, 2021, to 6.8% as of June 30, 2022, reaching its highest level in four decades. Furthermore, in February 2022, geopolitical tensions intensified as Russia invaded Ukraine. Consequently, volatility increased, and U.S. equities fell as investors’ risk aversion increased, while energy prices rose significantly, reinforcing fears of higher inflation. In addition, COVID-related lockdowns in China aggravated supply chain disruptions.

In view of inflation risks, the Federal Reserve Open Market Committee (the “FOMC”) moved from an accommodative stance to a restrictive stance. At its November 2021 meeting, the Committee announced that it would begin reducing asset purchases. Then, as inflationary pressures broadened, the FOMC decided to raise the target range for the federal funds rate by 150 basis points, from 0.00%-0.25% to 1.50%-1.75%, during the three FOMC meetings held between March 2022 and June 2022, while stating it expected further increases. Additionally, in its May 2022 meeting, the FOMC announced it had decided to begin reducing its holdings of U.S. Treasury securities and agency debt and agency mortgage-backed securities starting on June 1, 2022.

In anticipation of tighter monetary policy from the Federal Reserve, during the twelve-month reporting period, the U.S. Treasury curve flattened, the 2-year U.S. Treasury yield increased by 271 basis points, from 0.25% to 2.96% and the 30-year U.S. Treasury yield increased 110 basis points, from 2.09% to 3.19%. In general, corporate, mortgage-backed securities, and high yield bonds underperformed U.S. Treasuries.

As of the date hereof, overall, recent indicators of spending and production have softened. However, the U.S. unemployment rate remains low, and inflation remains elevated. Moreover, the long-term implications of the war in Ukraine on the U.S. economy remain uncertain, but in the short-term, the conflict has weighed on global economic activity and generated additional upward pressure on inflation due to rising commodity prices and supply chain disruptions that resulted from the invasion. At its July 2022 meeting, the FOMC increased the federal funds rate again by 75 basis points to a target range of 2.25%-2.50% and expects that ongoing increases in the target range will be appropriate as long as inflation remains above the FOMC’s objective. As of July 31, 2022, the pricing in the Fed funds futures market reflected approximately four 0.25% rate hikes, or 100 basis points, over the rest of the calendar year 2022.

Annual Report | June 30, 2022	1

Popular High Grade Fixed Income Fund, Inc.	Shareholder Letter

June 30, 2022 (Unaudited)

With high levels of inflation, a monetary policy tightening cycle, slower growth, and the potential for shocks from geopolitical conflicts abroad, the economic outlook remains highly uncertain and current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC, as the Fund’s investment adviser, remains committed to looking for investment opportunities within the allowed parameters while providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

Juan O. Guerrero

Chairman of the Board

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Popular High Grade Fixed Income Fund, Inc.	Portfolio Update

June 30, 2022 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and as of May 21, 2021 is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) (the “Consumer Protection Act”), was signed into law and, among other things, amended the 1940 Act. The Consumer Protection Act repealed the exemption from registration contained in Section 6(a)(1) of the 1940 Act for investment companies organized under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession as of May 24, 2021. The Fund registered under the 1940 Act prior to the deadline imposed by the Consumer Protection Act. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. The offerings of securities of the Fund are currently suspended, pending their registration under the U.S. Securities Act of 1933, as amended. The Fund’s management expects the Fund’s securities to be registered and the Fund to become effective at some time during the second half of 2022.

HOW DID THE FUND PERFORM IN THE PAST 12 MONTHS?*

The following table shows the Fund’s performance, excluding sales charges, for the 12-month period from July 1, 2021, to June 30, 2022:

Figure 1. Performance as of 6/30/2022

1-Year Total Return
Popular High Grade Fixed-Income Fund, Class A Shares	-12.13%
Bloomberg U.S. Aggregate Bond Index	-10.29%

Performance for the recent period reflects extraordinary expenses associated with the Fund’s registration under the 1940 Act. Based on the Fund’s Annual Report as of June 30, 2022, annual extraordinary expenses are estimated at 0.12% of net assets.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. dollar-denominated and non-convertible investment grade debt issues. It is not possible to invest directly in the index. In contrast with the Fund, performance figures for the index do not reflect any expenses.

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

Annual Report | June 30, 2022	3

Popular High Grade Fixed Income Fund, Inc.	Portfolio Update

June 30, 2022 (Unaudited)

The following table provides summary data on the Fund’s dividends and net asset value (“NAV”) as of fiscal year-end:

Figure 2. Dividend Information as of 6/30/2022

Dividend Yield
Popular High Grade Fixed-Income Fund, Class A Shares
Based on initial NAV of $10.00	2.10%
Popular High Grade Fixed-Income Fund, Class A Shares
Based on 6/30/2022 NAV of $5.15	4.08%

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund's net investment income for tax purposes.

HOW IS THE FUND POSITIONED?

Popular Asset Management LLC, as the Fund’s investment advisor (“PAM” or the “Investment Adviser”) strives to select investment assets that maximize risk/return relationships, while adhering to the investment objectives of the Fund. In this process, significant emphasis is given to credit quality, yield opportunities and market conditions.

The Fund uses leverage, in the form of financing of up to 33⅓% of the Fund’s total assets. The Investment Adviser also could use hedging transactions and strategies in an effort to manage the Fund’s interest rate risk, which stems from its investment in fixed-income securities and the short-term re-pricing of its financing program. The Fund may engage in certain interest rate swaps, options and futures transactions and invest in other derivatives to reduce its exposure to interest rate movements or to enhance portfolio returns.

Figure 3 below shows the breakdown of the investment portfolio as of June 30, 2022. For details on any of the security categories, please refer to the enclosed Schedule of Investments.

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Popular High Grade Fixed Income Fund, Inc.	Portfolio Update

June 30, 2022 (Unaudited)

Figure 3. Asset Allocation as of June 30, 2022

As of June 30, 2022, mortgage-backed securities guaranteed by U.S. Government Agencies, collateralized with pools of mortgages originated in Puerto Rico, represented 40.0% of the Fund’s total investment portfolio. Furthermore, the Fund also held U.S. municipal bonds, U.S. Government Agency debentures, and U.S. corporate bonds which represented 25.1%, 6.9%, and 4.2% of the total investment portfolio, respectively.

In addition, 23.8% of the Fund’s investment portfolio as of June 30, 2022, consisted of Puerto Rico municipal bonds. At the end of the fiscal year, restructured Puerto Rico Sales Tax Financing Corp Sales Tax (“COFINA”) revenue bonds represented the largest portion of Puerto Rico municipal bonds with a 11.5% weighing of the total investment portfolio.

The following tables show the allocation of the portfolio using various metrics as of the end of the fiscal year. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Figure 4. Geographic Allocation as of 6/30/2022

% of Total Portfolio
Puerto Rico	63.8%
United States	36.2%
Total	100%

Annual Report | June 30, 2022	5

Popular High Grade Fixed Income Fund, Inc.	Portfolio Update

June 30, 2022 (Unaudited)

Figure 5. Key Portfolio Positions as of 6/30/2022

% of Total Portfolio
U.S. Agency Mortgage-Backed Securities (Puerto Rico collateral)	40.0%
U.S. Municipal Bonds	25.1%
Other Puerto Rico Municipal Bonds	12.3%
Puerto Rico COFINA bonds	11.5%
U.S. Government Agency Bonds	6.9%
U.S. Corporate Bonds	4.2%
Other	< 0.1%
Total	100.0%

The following table shows the composition of the Fund’s portfolio by credit rating as of June 30, 2022. The ratings used are the highest rating given by one of the three nationally recognized rating agencies: Fitch Ratings (“Fitch”), Moody's Investors Service (“Moody's”), and S&P Global Ratings (“S&P”). Ratings are subject to change.

Figure 6. Credit Quality Allocation as of 6/30/2022

% of Total Portfolio
AAA	75.5%
AA	9.0%
A	3.9%
BBB	0.0%
Not Rated	11.5%
Total	100.0%

The Not‐Rated category is comprised by the restructured COFINA bonds issued in 2019.

The restructured COFINA bonds were issued without a rating from any of the agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of June 30, 2022, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

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Popular High Grade Fixed Income Fund, Inc.	Portfolio Update

June 30, 2022 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGING

The Fund is permitted to use leverage in an amount not to exceed 33⅓% of the Fund’s total assets. The Fund obtains leverage by borrowing and using its investment portfolio, as well as securities otherwise obtained, as collateral.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such funds. In such an event, the Fund’s net income will be greater than it would be without leverage.

If, on the other hand, the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

Leverage often increases the risk Fund’s shareholders. In addition, leverage may have a negative impact on the Fund’s net asset value. Leverage could also increase market price volatility, interest rate and market risk. On the other hand, adding leverage to the Fund could result in higher net income.

As of June 30, 2022, the Fund had the following leverage outstanding:

Repurchase Agreements	$29.6 million
Leverage Ratio	30.3%

Refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

Annual Report | June 30, 2022	7

Popular High Grade Fixed Income Fund, Inc.	Disclosure of Fund Expenses

June 30, 2022

Examples. As a shareholder of the Popular High Grade Fixed Income Fund, Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2022 and held through June 30, 2022.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period January 1, 2022 - June 30 2022” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expense Ratio	Expenses Paid During Period
Popular High Grade Fixed Income Fund, Inc.
Class A
Actual	$1,000.00	$883.90	1.64%	$7.66
Hypothetical (5% return before expenses)	$1,000.00	$1,016.66	1.64%	$8.20

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Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments

June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Municipal Bonds (35.95%)
California (0.70%)
$440,000	Northern California Power Agency - Revenue Bonds (Series 2016)	5.679%	06/01/35	$474,236

Georgia (2.64%)
2,000,000	Development Authority of Gwinnett County - Revenue Bonds	4.170%	09/01/46	1,781,894

Illinois (5.64%)
300,000	State of Illinois Sales Tax Revenue - Revenue Bonds (Series September 2016)	2.720%	06/15/27	278,896
3,530,000	State of Illinois Sales Tax Revenue - Revenue Bonds (Series September 2016B)	2.870%	06/15/29	3,182,663
360,000	State of Illinois Sales Tax Revenue - Revenue Bonds (Series March 2014)	4.620%	06/15/38	346,467

Kansas (1.39%)
880,000	State of Kansas Department of Transportation - Revenue Bonds (Series 2010A)	4.596%	09/01/35	937,893

Kentucky (0.68%)
465,000	Kentucky Housing Corp. - Revenue Bonds (Series 2016A)	3.860%	01/01/34	462,646

Maryland (4.92%)
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	2.988%	07/01/34	1,133,701
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.038%	07/01/35	1,122,204
1,200,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.088%	07/01/36	1,068,468

New York (5.21%)
1,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue - Revenue Bonds (Series 2017B Subseries B-3)	2.770%	08/01/28	934,371

See Notes to Financial Statements

Annual Report | June 30, 2022	9

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments

June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Municipal Bonds (continued)
$475,000	New York City Transitional Finance Authority Future Tax Secured Revenue - Revenue Bonds (Series 2012D)	4.200%	11/01/30	$475,340
65,000	New York State Dormitory Authority - Revenue Bonds (Series 2010H)	5.289%	03/15/33	69,311
1,800,000	New York State Environmental Facilities Corp. - Revenue Bonds (Series 2010B)	5.807%	06/15/39	2,042,436

North Carolina (3.86%)
1,000,000	University of North Carolina at Chapel Hill - Revenue Bonds (Series 2016C)	2.529%	12/01/26	962,757
1,760,000	University of North Carolina at Chapel Hill - Revenue Bonds (Series 2016C)	3.327%	12/01/36	1,643,295

Texas (7.78%)
600,000	Board of Regents of the University of Texas System - Revenue Bonds (Series 2016A)	3.852%	08/15/46	568,014
795,000	Permanent University Fund - Texas A&M University System - Revenue Bonds (Series 2015B)	3.600%	07/01/36	750,148
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.231%	05/15/27	988,522
2,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.331%	05/15/28	1,974,263
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.481%	05/15/31	976,301

Virginia (1.37%)
945,000	Virginia Resources Authority - Revenue Bonds	4.250%	11/01/38	925,366

Washington (1.76%)
1,295,000	City of Seattle WA - General Obligation Limited Bonds (Series 2016B)	2.875%	04/01/32	1,186,535

Total Municipal Bonds				$24,285,727
(Cost $26,237,836)

See Notes to Financial Statements

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Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments

 June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Agencies (17.63%)
$5,000,000	Puerto Rico Electric Power Authority - Revenue Bonds	3.625%	07/01/23	$5,050,501
2,650,000	Puerto Rico Highway & Transportation Authority - Revenue Bonds (Series AA)	4.950%	07/01/26	2,666,077
3,770,000	Puerto Rico Housing Finance Authority - Revenue Bonds	6.750%	12/01/28	4,192,191

Total Puerto Rico Agencies				11,908,769
(Cost $11,756,051)

Puerto Rico Government Instrumentalities Tax Exempt Notes (16.53%)
164,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/24	152,480
355,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/27	293,833
346,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/29	260,750
445,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/31	301,355
501,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/33	301,297
4,775,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/46	1,284,191
3,890,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/51	773,526

See Notes to Financial Statements

Annual Report | June 30, 2022	11

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments

  June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (continued)
$1,888,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(b)	4.329%	07/01/40	$1,772,964
367,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(b)	4.500%	07/01/34	368,573
57,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(b)	4.536%	07/01/53	53,194
186,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(b)	4.550%	07/01/40	179,165
1,364,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(b)	4.750%	07/01/53	1,310,551
758,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(b)	4.784%	07/01/58	724,018
3,450,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(b)	5.000%	07/01/58	3,391,280

Total Puerto Rico Government Instrumentalities Tax Exempt Notes				11,167,177
(Cost $11,409,784)

Puerto Rico Collateralized Mortgage Obligations (0.01%)(c)
$6,340	Banktrust Mortgage Trust 3(d)	5.950%	08/01/23	$6,340
(Cost $6,340)

Total Puerto Rico Collateralized Mortgage Obligations				$6,340
Puerto Rico GNMA Bonds (14.86%)(e)
372,580	GNMA Pool 609097	5.000%	06/15/38	379,514
330,204	GNMA Pool 719882	5.000%	08/15/39	342,271
283,555	GNMA Pool 691686	5.000%	02/15/40	294,056
32,638	GNMA Pool 636498	5.500%	04/15/25	34,091
138,895	GNMA Pool 593621	5.500%	12/15/32	140,181

See Notes to Financial Statements

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Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments

June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (14.86%)(e) (continued)
$192,555	GNMA Pool 572021	5.500%	01/15/33	$194,674
44,984	GNMA Pool 597878	5.500%	02/15/33	47,036
100,604	GNMA Pool 597885	5.500%	04/15/33	105,216
37,387	GNMA Pool 597888	5.500%	05/15/33	39,093
45,858	GNMA Pool 622056	5.500%	03/15/34	47,949
82,418	GNMA Pool 631039	5.500%	01/15/35	86,177
205,451	GNMA Pool 631045	5.500%	03/15/35	215,797
221,695	GNMA Pool 592837	5.500%	06/15/35	232,895
59,732	GNMA Pool 643745	5.500%	07/15/35	62,456
49,567	GNMA Pool 618256	5.500%	07/15/35	51,823
193,521	GNMA Pool 643758	5.500%	01/15/36	202,428
399,167	GNMA Pool 678611	5.500%	11/15/38	423,858
157,689	GNMA Pool 456374	6.000%	02/15/29	166,341
88,666	GNMA Pool 636530	6.000%	05/15/30	93,311
130,593	GNMA Pool 597887	6.000%	05/15/33	137,609
65,398	GNMA Pool 597883	6.000%	05/15/33	68,837
84,717	GNMA Pool 607382	6.000%	08/15/33	89,177
121,066	GNMA Pool 597899	6.000%	08/15/33	127,571
171,380	GNMA Pool 622036	6.000%	08/15/33	180,869
98,641	GNMA Pool 622041	6.000%	09/15/33	103,833
51,689	GNMA Pool 608642	6.000%	07/15/34	54,411
44,251	GNMA Pool 631050	6.000%	03/15/35	46,583
157,666	GNMA Pool 618257	6.000%	07/15/35	166,131
116,481	GNMA Pool 643761	6.000%	01/15/36	122,627
174,964	GNMA Pool 643759	6.000%	01/15/36	184,394
3,452,522	GNMA Pool 782087(f)	6.000%	04/15/36	3,822,091
78,123	GNMA Pool 647562	6.000%	05/15/36	82,234
228,189	GNMA Pool 638705	6.000%	11/15/36	241,427
64,307	GNMA Pool 663448	6.000%	03/15/37	64,731
228,693	GNMA Pool 678609	6.000%	11/15/38	241,366
41,167	GNMA Pool 572103	6.500%	04/15/34	44,224
87,325	GNMA Pool 572113	6.500%	06/15/34	91,715
52,530	GNMA Pool 572122	6.500%	07/15/34	55,171
67,988	GNMA Pool 572128	6.500%	08/15/34	71,406
21,888	GNMA Pool 572136	6.500%	10/15/34	22,988
50,982	GNMA Pool 592840	6.500%	07/15/35	53,593
148,520	GNMA Pool 592859	6.500%	12/15/35	158,033
53,814	GNMA Pool 618293	6.500%	12/15/35	56,519
64,533	GNMA Pool 592865	6.500%	01/15/36	67,778
72,989	GNMA Pool 592874	6.500%	03/15/36	76,658
41,795	GNMA Pool 592880	6.500%	04/15/36	44,950
190,402	GNMA Pool 678612	6.500%	11/15/38	200,914
191,667	GNMA Pool 678608	7.000%	12/15/38	203,141
Total Puerto Rico GNMA Bonds				10,040,148
(Cost $9,407,372)

See Notes to Financial Statements

Annual Report | June 30, 2022	13

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments

June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (40.04%)(g)
$753,744	FNMA Pool AC0808	5.000%	11/01/39	$792,611
381,014	FNMA Pool 758601	5.500%	01/01/35	400,306
210,641	FNMA Pool 745292	5.500%	05/01/35	225,710
1,237,217	FNMA Pool 827687(f)	5.500%	11/01/35	1,328,898
447,543	FNMA Pool 827684	5.500%	11/01/35	474,265
469,601	FNMA Pool 827698(f)	5.500%	12/01/35	497,541
394,701	FNMA Pool 827695	5.500%	12/01/35	414,845
297,250	FNMA Pool 829461	5.500%	01/01/36	311,167
557,326	FNMA Pool 850022(f)	5.500%	04/01/36	590,212
436,153	FNMA Pool 850019	5.500%	04/01/36	462,164
349,949	FNMA Pool 827685	6.000%	11/01/35	372,466
94,871	FNMA Pool 827696	6.000%	12/01/35	99,759
1,830,002	FNMA Pool 827712(f)	6.000%	01/01/36	2,005,563
338,309	FNMA Pool 827709	6.000%	01/01/36	361,160
852,788	FNMA Pool 849982(f)	6.000%	02/01/36	934,658
1,144,642	FNMA Pool 849985(f)	6.000%	02/01/36	1,254,598
1,464,579	FNMA Pool 850013(f)	6.000%	03/01/36	1,605,320
176,248	FNMA Pool 850010	6.000%	03/01/36	185,732
405,671	FNMA Pool 850020(f)	6.000%	04/01/36	437,072
824,223	FNMA Pool 850023(f)	6.000%	04/01/36	903,424
1,237,171	FNMA Pool 850033(f)	6.000%	05/01/36	1,344,860
108,060	FNMA Pool 850029(f)	6.000%	05/01/36	113,708
118,120	FNMA Pool 850039	6.000%	06/01/36	124,346
935,026	FNMA Pool 850042(f)	6.000%	06/01/36	1,024,813
951,344	FNMA Pool 850058(f)	6.000%	07/01/36	1,042,700
269,801	FNMA Pool 850055	6.000%	07/01/36	286,840
106,878	FNMA Pool 850069	6.000%	08/01/36	112,487
229,801	FNMA Pool 881251	6.000%	09/01/36	243,859
544,638	FNMA Pool 881266(f)	6.000%	10/01/36	581,119
97,287	FNMA Pool 881262	6.000%	10/01/36	102,298
240,822	FNMA Pool 881281	6.000%	11/01/36	254,322
1,823,154	FNMA Pool 904973(f)	6.000%	02/01/37	1,998,361
222,112	FNMA Pool 904968	6.000%	02/01/37	234,049
343,096	FNMA Pool 905013	6.000%	05/01/37	363,513
974,823	FNMA Pool 909131(f)	6.000%	12/01/37	1,068,516
252,511	FNMA Pool 953094	6.000%	01/01/38	268,451
103,905	FNMA Pool 835580	6.500%	07/01/35	107,447
635,720	FNMA Pool 850030	6.500%	05/01/36	680,841
1,086,858	FNMA Pool 850034(f)	6.500%	05/01/36	1,186,737
2,027,145	FNMA Pool 850043(f)	6.500%	06/01/36	2,249,134
Total Puerto Rico Fannie Mae Bonds				27,045,872
(Cost $24,976,134)

Puerto Rico Freddie Mac Bonds (2.33%)(h)
222,336	FGLMC Pool G08831	4.000%	08/01/48	222,744
169,035	FGLMC Pool D97354(f)	5.500%	05/01/24	175,651

See Notes to Financial Statements

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Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments

June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (2.33%)(h) (continued)
$296,435	FGLMC Pool D97957(f)	5.500%	01/01/26	$308,148
24,215	FGLMC Pool A35321	5.500%	06/01/35	25,199
559,527	FGLMC Pool A45241(f)	6.000%	02/01/35	613,484
126,657	FGLMC Pool A41459	6.000%	01/01/36	133,342
35,512	FGLMC Pool A56874	6.000%	01/01/37	37,380
55,391	FGLMC Pool A58013	6.000%	03/01/37	58,297
481	FGLMC Pool A64760	6.000%	07/01/37	507
Total Puerto Rico Freddie Mac Bonds				1,574,752
(Cost $1,489,912)

Total Puerto Rico Collateralized Mortgage Obligations				$1,574,752
Corporate Bonds (5.98%)
1,727,000	Microsoft Corp.	3.450%	08/08/36	1,627,933
1,500,000	Microsoft Corp.	3.500%	02/12/35	1,437,389
300,000	Microsoft Corp.	3.700%	08/08/46	279,223
750,000	Microsoft Corp.	3.750%	02/12/45	694,975
Total Corporate Bonds				4,039,520
(Cost $4,316,302)

US Government Sponsored Entities (9.91%)
1,000,000	Federal Farm Credit Banks Funding Corp.	2.600%	07/07/36	874,138
6,000,000	Federal Farm Credit Banks Funding Corp.(f)	2.830%	11/28/28	5,821,628
Total US Government Sponsored Entities				6,695,766
(Cost $6,928,809)

Total Investments (143.24%)
(Cost $96,528,539)				$96,764,071

Liabilities in Excess of Other Assets (-43.24%)				(29,208,941)
NET ASSETS (100.00%)				$67,555,130

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	These securities are the exchanged bonds received by the Fund under the COFINA's Third Amended Plan of Adjustment (the "Plan").
(c)	Investments in collateralized mortgage obligations - These obligations are comprised of subordinates tranches of securitizations. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.

See Notes to Financial Statements

Annual Report | June 30, 2022	15

Popular High Grade Fixed Income Fund, Inc.	Schedule of Investments

June 30, 2022

(e)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(f)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.

(g)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(h)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	1.37%	6/6/2022	7/7/2022	$(7,215,000)
South Street	1.85%	6/16/2022	7/14/2022	(8,537,000)
South Street	1.90%	6/30/2022	7/1/2022	(13,872,000)
				$(29,624,000)

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements

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Popular High Grade Fixed Income Fund, Inc.	Statement of Assets and Liabilities

June 30, 2022

ASSETS:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $29,574,137)	$31,536,704
Investments in securities, at fair value (cost $66,954,402)	65,227,367
$96,764,071
Cash and cash equivalents	65,926
Interest receivable	829,506
Receivable for fund shares issued	256
Prepaid and other assets	351
Total Assets	97,660,110

LIABILITIES:
Payable for reverse repurchase agreements (Cost $29,624,000)	29,624,000
Interest payable on reverse repurchase agreements	14,177
Payable for fund shares redeemed	3,844
Payable for distributions to shareholders	229,600
Payable for shareholder servicing	35,793
Payable to Adviser, net of waiver	30,009
Payable to fund accounting and administration	8,186
Payable for Transfer Agency fees	1,223
Payable to Directors	6,473
Payable for Legal fees	8,096
Payable for Compliance fees	715
Payable for Custodian fees	5,134
Payable for Audit fees	115,402
Other payables	22,328
Total Liabilities	30,104,980
Net Assets	$67,555,130

NET ASSETS CONSIST OF:
Paid-in capital - $0.01 par value, 2,000,000,020 shares authorized, 13,118,964 issued and outstanding	$207,943,968
Accumulated deficit	(140,388,838)
Net Assets	$67,555,130

PRICING OF SHARES:
Class A Shares
Net Assets	$67,555,130
Shares outstanding	13,118,964
Net asset value per share	$5.15

See Notes to Financial Statements

Annual Report | June 30, 2022	17

Popular High Grade Fixed Income Fund, Inc.	Statement of Operations

For the Year Ended June 30, 2022

INVESTMENT INCOME:
Interest	$4,512,837
Other Income	17
Total Investment Income	4,512,854

EXPENSES:
Investment Adviser fee	427,222
Distribution Fees:	191,445
Accounting and Administration fees	112,929
Compliance expense	7,557
Transfer agent fees	51,460
Interest on reverse repurchase agreements	135,207
Audit expenses	62,482
Legal expenses	115,800
Custodian fees	5,134
Director expenses	19,463
Printing expenses	34,892
Insurance fee	146,643
Other expenses	83,323
Total expenses before waiver	1,393,557
Less fees waived by investment adviser	(15,518)
Total Expenses	1,378,039
Net Investment Income	3,134,815

REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION):
Net realized gain on:
Investments	(4,078)
Net realized loss	(4,078)
Net change in unrealized depreciation on:
Investments	(13,157,433)
Net change in unrealized depreciation	(13,157,433)
Net Realized and Unrealized Loss on Investments	(13,161,511)
Net Decrease in Net Assets Resulting from Operations	$(10,026,696)

See Notes to Financial Statements

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Popular High Grade Fixed Income Fund, Inc.	Statement of Changes in Net Assets

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income	$3,134,815	$3,583,082
Net realized loss	(4,078)	(78,115)
Net change in unrealized depreciation	(13,157,433)	(536,290)
Net increase/(decrease) in net assets resulting from operations	(10,026,696)	2,968,677

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Class A dividends	(2,964,179)	(3,272,564)
Net decrease in net assets from distributions to shareholders	(2,964,179)	(3,272,564)

CAPITAL SHARE TRANSACTIONS:
Class A Common Shares:
Proceeds from shares issued	4,387	2,249,567
Reinvestment of dividends	213,916	342,653
Cost of shares redeemed	(10,867,407)	(9,812,734)
Net decrease in net assets from capital share transactions	(10,649,104)	(7,220,514)

Net Decrease in Net Assets	(23,639,979)	(7,524,401)

NET ASSETS:
Beginning of period	91,195,109	98,719,510
End of period	$67,555,130	$91,195,109

See Notes to Financial Statements

Annual Report | June 30, 2022	19

Popular High Grade Fixed Income Fund, Inc.	Statement of Cash Flows

For the Year Ended June 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(10,026,696)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Proceeds from maturities and paydowns of investment securities	10,193,455
Amortization of premium and accretion of discount on investments, net	58,840
Net realized (gain)/loss on:
Investments	4,078
Net change in unrealized appreciation/depreciation on:
Investments	13,157,433
(Increase)/Decrease in assets:
Interest receivable	86,048
Prepaid and other assets	(351)
Increase/(Decrease) in liabilities:
Payable for shareholder servicing	20,718
Payable for interest expense	12,940
Payable to Transfer agency	(13,101)
Payable to Adviser	(14,658)
Payable to fund accounting and administration fees	(6,703)
Payable to Directors and Officers	6,473
Payable for Audit fees	31,885
Payable for Compliance fees	715
Payable for Custodian fees	5,134
Payable for Legal fees	(89,072)
Other payables	(31,324)
Net cash provided by operating activities	$13,395,814

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash receipts from reverse repurchase agreements	$1,202,000
Shares redeemed	(11,338,449)
Proceeds from sale of capital shares	4,131
Cash distributions paid to common shareholders - net of distributions reinvested	(3,243,509)

Net cash used in financing activities	$(13,375,827)

Net decrease in cash and restricted cash	$19,987
Cash and restricted cash, beginning of period	$45,939
Cash and restricted cash, end of period	$65,926

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase	$122,267
Reinvestment of distributions	$213,916

See Notes to Financial Statements

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Popular High Grade Fixed Income Fund, Inc.	Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information.

	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Net asset value - beginning of period	$6.08	$6.11
Income/(loss) from investment operations:
Net investment income(a)	0.22	0.23
Net realized and unrealized gain/(loss)(a)	(0.94)	(0.05)
Total loss from investment operations	(0.72)	(0.18)
Less distributions:
Dividends from net investment income	(0.21)	(0.21)
Total distributions	(0.21)	(0.21)
Net decrease in net asset value	(0.93)	(0.03)
Net asset value - end of period	$5.15	$6.08
Total Return(b)(c)	(12.13%)	2.98%
Supplemental Data:
Net assets, end of period (in thousands)	$67,555	$91,195
Ratios to Average Net Assets(d)
Ratio of gross expenses to average net assets(e)	1.70%	1.75%
Ratio of net expenses to average net assets(e)	1.68%	1.62%
Ratio of gross operating expenses to average net assets(g)	1.53%	1.65%
Interest and leverage related to expenses to average net assets	0.17%	0.10%
Ratio of net investment income to average net assets(f)	3.83%	3.74%
Portfolio turnover rate	0%	0%

(a)	Based on daily average outstanding common shares of 14,118,598 for the year ended June 30, 2022 and 15,617,148 for year ended June 30, 2021.

(b)	Dividends are assumed to be reinvested at the per share net asset value on the date dividends are paid.

(c)	Total return excludes the effect of initial and contingent deferred sales charges.

(d)	Based on daily average net assets attributable to common shares of 81,204,185 for the year ended June 30, 2022 and 95,685,561 for the year ended June 30, 2021.

(e)	Expenses include both operating and interest expenses. However, expenses do not include operating expenses of any underlying investment fund in which the Fund invests.

(f)	The effect of the expenses waived for the year ended June 30, 2022 and June 30, 2021, was to decrease the expense ratio, thus increasing the net investment income to average net assets applicable to common shareholders by 0.02% and 0.13%.

(g)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements

Annual Report | June 30, 2022	21

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular High Grade Fixed-Income Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the 1940 Act. The Fund was incorporated on August 13, 2002 and started operations on September 24, 2002.

The Fund’s investment objective is to seek to provide a high level of current income that is consistent with the preservation of capital. There can be no assurance that the Fund will achieve its objectives.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exemption, by filing Registration Statement on Form N-1A with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities, pending their registration or an exemption therefrom, in connection with any such offering. Once the Shares have been registered under the Securities Act, the Fund will publish a supplement advising its shareholders and interested investors that the Shares are again available for purchase.

Accounting Policies:

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of all demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At June 30, 2022, cash and cash equivalents consisted of a time deposit open account amounting to $65,926 with JP Morgan Chase.

(b)	Valuation of Investments – All securities are presented at fair value, which is determined on the basis of valuations provided by dealers or by pricing services approved by the Fund's management and Board of Directors, with the assistance of the Investment Adviser, Popular Asset Management LLC (refer to Note 3 for details on investment agreements). See Note 2 for further discussions regarding fair value disclosures.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the Puerto Rico Investment Companies Act, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from U.S. income taxes, except for dividends received from U.S. sources, which are subject to a 10% U.S. withholding tax, if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. Federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary.

The balance of undistributed net investment income and of accumulated net realized gain on investments reflect the reclassification of permanent differences and of temporary differences between book and tax balances that become permanent (See Note 9).

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or reinvested at the discretion of common stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

(e)	Share subscriptions and redemptions – Shares of the Fund are sold at their Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 3.75%. Shares may be redeemed on each day of the week on which the NYSE is open for trading and banks in the Commonwealth of Puerto Rico are open for business at a price per share equal to the NAV per share determined as of the close of trading on the NYSE on the date of receipt of the request for redemption.

Annual Report | June 30, 2022	23

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees. Refer to Note 4 – Capital Share Transactions.

(f)	Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid monthly. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit a more stable level of distribution. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion. The Fund records dividends to its shareholders on the ex-dividend date.

(g)	Futures Contracts – Futures contracts provide for the future sale by one party and purchase by another party of a specified security at a specified future time and at a specific price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss equal to the daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Risks exceed related amounts recognized in the Statement of Assets and Liabilities. The Fund’s management enters into these transactions to simulate full investments of a portion of the Fund’s assets in one or more market indices, to facilitate trading, to reduce transaction costs, and to seek higher investment returns.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit on several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. During the year ended June 30, 2022, the Fund did not invest in futures contracts.

(h)	Reverse Repurchase Agreements – Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral and are able to sell or repledge the collateral; however, the Fund retains effective control over such collateral through the agreement to repurchase the collateral on or by the maturity of the repurchase agreement. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

(i)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For the year ended June 30, 2022, the Fund decreased interest income in the amount of $3,995 related to realized loss on mortgage-backed securities paydowns. However, for purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses (See Note 9).

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

Annual Report | June 30, 2022	25

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

On May 23, 2014, the Board of Directors of the Fund delegated to the Valuation Committee, comprised of voting members of Popular Asset Management, a wholly owned subsidiary of Popular, Inc., certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

●	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;

●	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;

●	A price of a portfolio instrument that has not changed for four consecutive pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;

●	Any PR taxable securities and the U.S. portfolio instruments whose value has not changed for two consecutive pricing periods.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

Fixed income securities including mortgage and other asset-backed securities, collateralized mortgage obligations, obligations of Puerto Rico and political subdivisions, obligations of U.S. Government Sponsored Entities, State and Municipal Obligations, US Corporate Bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Collateralized mortgage obligations: Agency and private collateralized mortgage obligations (“CMOs”) are priced based on a bond’s theoretical value from similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The option adjusted spread includes prepayment and volatility assumptions, ratings (whole loans collateral) and spread adjustments. CMO’s that include a significant adjustment based on assumptions important to market participants, such as credit risk, source of payment, etc., are classified as Level 3.

Obligations of Puerto Rico and political subdivisions: Fair value of Puerto Rico obligations and political subdivisions are obtained from third-party pricing service providers. They are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Obligations of U.S. Government sponsored entities, State and Municipal Obligations: The fair value of Obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

U.S. Corporate Bonds: The fair value of corporate bonds is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities for which the fair value incorporates a credit spread in deriving their fair value. These securities are classified as Level 2.

Annual Report | June 30, 2022	27

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

Futures contracts: The fair value of futures contracts is based on quoted market prices obtained from an active exchange market. Futures contracts involve Ten Year US Treasury Notes and are classified as Level 1.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$24,285,727	$–	$24,285,727
Puerto Rico Agencies	–	11,908,769	–	11,908,769
Puerto Rico Government Instrumentalities Tax Exempt Notes	–	11,167,177	–	11,167,177
Puerto Rico Collateralized Mortgage Obligations	–	–	6,340	6,340
Puerto Rico GNMA Bonds	–	10,040,148	–	10,040,148
Puerto Rico Fannie Mae Bonds	–	27,045,872	–	27,045,872
Puerto Rico Freddie Mac Bonds	–	1,574,752	–	1,574,752
Corporate Bonds	–	4,039,520	–	4,039,520
US Government Sponsored Entities	–	6,695,766	–	6,695,766
Total	$–	$96,757,731	$6,340	$96,764,071

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of June 30, 2022:

Asset Type	Balance as of June 30, 2021	Accrued Discount/ premium	Return of Capital	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Paydowns/ Maturities	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2022	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2022
Collateralized Mortgage Obligations	$19,924	$–	$–	$–	$–	$–	$(13,584)	$–	$–	$6,340	$–
	$19,924	$–	$–	$–	$–	$–	$(13,584)	$–	$–	$6,340	$–

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of June 30, 2022 there were no temporary cash investments.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, DISTRIBUTOR, TRANSFER AGENCY ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Popular Asset Management LLC (the "Investment Adviser") acts as the investment adviser of the Fund. The investment advisory fee is calculated at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended June 30, 2022, investment advisory fees amounted to $427,222, of which $30,009 remain payable at period-end.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provide various administration, fund accounting, transfer agent and investor accounting services to the Fund. Prior to September 27, 2021, Banco Popular provided administrative services to the Fund and prior to November 15, 2021, provided transfer agent services to the Fund. The fees related to this service are calculated at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended June 30, 2022, the administrative fees and transfer agent fees amounted to $112,929 of which $43,690 were paid to affiliated entities, and $51,460, of which $35,116 were paid to affiliated entities, respectively.

JPMorgan Chase has been retained to provide custody services to the Fund. Prior to November 2021, Banco Popular also provided custody services to the Fund. For the year ended June 30, 2022, the custody fees amounted to $5,134.

Popular Securities LLC, an affiliate, serves as distributor (“Distributor”) of the shares of Common Stock of the Fund. Pursuant to a Distribution Plan, the Fund makes monthly payments to the Distributor for the distribution of the Fund’s shares. The fees related to this service are calculated at an annual rate of 0.25% of the Fund's daily average net assets. For the year ended June 30, 2022, distribution fees amounted to $191,445.

Certain officers and one director of the Fund are also officers and directors of Banco Popular or its affiliates. The other three directors of the Fund’s Board are independent and are paid based upon an agreed fee of $1,000 per meeting. The three independent directors of the Fund also serve on the Fund’s audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the year ended June 30, 2022, the compensation expense for the three independent directors of the Fund was $19,463, of which $6,473 remain payable at period-end.

Prior to May 21, 2021, the Fund was not registered under the U.S. Investment Company Act of 1940, as amended, and therefore was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular de Puerto Rico, Popular Securities LLC, or their respective affiliates ("Affiliated Transactions"). In that regard, the Board of Directors of the Fund adopted a set of procedures ("Procedures") for Affiliated Transactions in an effort to address potential conflicts of interest that may arise.

The affiliates of the Fund may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Fund invests.

Annual Report | June 30, 2022	29

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

NOTE 4. CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 2,000,000,020 shares of common stock, par value $0.01 per share, consisting of 1,900,000,000 Class A shares, 20 Class B shares, and 100,000,000 shares of preferred stock. Neither Class B shares nor preferred stock have been issued by the Fund.

Capital share transactions for the year ended June 30, 2022 and the year ended June 30, 2021 were as follows:

Common shares:	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021
Class A:

Common shares outstanding - beginning of period	14,987,362	16,165,413
Common shares issued	784	369,238
Common shares issued as reinvestment of dividends	36,767	55,922
Common shares redeemed	(1,905,949)	(1,603,211)
Common shares outstanding - end of period	13,118,964	14,987,362

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the year ended June 30, 2022 were $0 and proceeds from sales, maturities, and paydowns of portfolio securities, excluding short-term transactions, for the year ended June 30, 2022 were $10,193,455. Investment transactions in long-term U.S. Government Obligations for the year ended June 30, 2022 were $0 for securities purchased and $2,000,000 for the proceeds from portfolio security calls.

All investment transactions were made with unaffiliated parties.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

Weighted average interest rate at end of the year	1.78%
Maximum aggregate balance outstanding at any time during the year	$37,519,000
Average balance outstanding during the year	$27,853,889
Average interest rate during the year	0.49%

At June 30, 2022, interest rates on reverse repurchase agreements ranged from 1.37% to 1.90% with maturities up to July 14, 2022. Some of the outstanding agreements to repurchase as of year-end may be called by the counterparty before its maturity date.

At June 30, 2022, investment securities with fair values amounting to $31,536,704 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $14,177 at June 30, 2022.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

At June 30, 2022, the total value of reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$29,624,000	100%
Total	$29,624,000	100%

NOTE 7. SHORT TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $29,624,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. There are no long-term financial debt instruments outstanding at June 30, 2022.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, Management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At June 30, 2022 the Fund held Corporate Bonds with an aggregate market value of $4,039,520, representing 5.98% of net assets. As of June 30, 2022, the Fund had the following investments in issuers located in the Commonwealth of Puerto Rico that are not guaranteed by the U.S. Government:

Issuer	Aggregate Market Value	Percentage of Net Assets
Puerto Rico Fannie Mae	$27,045,872	40.04%
Puerto Rico Agencies	11,908,769	17.63%
Puerto Rico Government Instrumentalities	11,167,177	16.53%
Puerto Rico Freddie Mac	1,574,752	2.33%

Also, as of June 30, 2022, the Fund had investments with market values of $6,695,766, representing 9.97% of net assets, and $24,285,727, representing 35.95% of net assets, which were each issued by issuers located in the United States of America and not guaranteed by the U.S. Government. As of June 30, 2022, the fund had $65,926 on deposit with JP Morgan Chase which represents approximately 0.10% of the net assets of the Fund.

As stated in the Prospectus, the Fund will ordinarily invest at least 20% of its total assets in Puerto Rico obligations (the “20% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

Annual Report | June 30, 2022	31

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

NOTE 9. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED GAIN ON INVESTMENTS AND NET REALIZED GAIN ON INVESTMENTS FOR TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized gain on investments reflected in the financial statements differ from distributable net investment income and net realized gain on investments for tax purpose, respectively, as follows:

Net investment income	$3,134,815
Reclassification of realized gain (loss) on securities’ paydowns	3,995
Distributable net investment income for tax purposes	$3,138,810

Net realized loss on investments	$(4,400)
Reclassification of realized gain (loss) on securities’ paydowns	(3,995)
Net realized loss on investments, for tax purposes	$(8,395)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$96,528,539
Gross appreciation	2,991,613
Gross depreciation	(2,756,081)
Net appreciation/(depreciation)	$235,532

For the year ended June 30, 2022, the Fund distributed $2,964,179 to shareholders. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at June 30, 2022 were as follows:

Undistributed net investment income, beginning of the year	$1,240,125
Distributable net investment income for the year	3,138,810
Dividends	(2,964,179)
Undistributed net investment income, end of the year	$1,414,756

Accumulated net realized loss on investments, beginning of the year	$(142,030,731)
Net realized loss on investments for the year	(8,395)
Accumulated net realized loss on investments, end of the year	$(142,039,126)

NOTE 10. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

Annual Report | June 30, 2022	33

Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

As of the date hereof, the coronavirus (COVID-19) pandemic continues to significantly disrupt the global economy and global supply chains, while also creating significant volatility in financial markets, labor markets and commercial activity generally. In response to the pandemic governments across the world, including the government of Puerto Rico implemented significant restrictions to businesses and other safety and health requirements. Although most of these restrictive measures have been lifted, certain restrictive measures remain in place and additional restrictive measures may be implemented in response to future outbreaks relating to new strains of the virus which do not respond to vaccination. In addition, the ongoing conflict between Ukraine and Russia has caused political and economic instability which will continue to affect global market. The disruption in supply chains continues to have an adverse effect on transportation, travel, tourism and entertainment, among others. The long-term effect on the economy and inflation is being debated. It remains too early to determine the long-term economic effects of the COVID-19 pandemic and ongoing conflicts on the U.S., Puerto Rico, or world economies.

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Popular High Grade Fixed Income Fund, Inc.	Notes to Financial Statements

June 30, 2022

NOTE 11. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. SUBSEQUENT EVENTS

On July 27, 2022, the Board of Directors declared an ordinary net investment income dividend of $0.0175 per common share, which was paid on August 15, 2022 to common shareholders of record as of July 26, 2022.

On August 29, 2022, the Board of Directors declared an ordinary net investment income dividend of $0.0175 per common share, which will be paid on September 15, 2022 to common shareholders of record as of August 26, 2022.

The Fund has performed an evaluation of events occurring subsequent to June 30, 2022 through September 2, 2022, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring in this period that required disclosure in or adjustment to the accompanying financial statements other than those disclosed above.

Annual Report | June 30, 2022	35

Popular High Grade Fixed Income Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Popular High Grade Fixed-Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Popular High Grade Fixed-Income Fund, Inc. (the "Fund") as of June 30, 2022, the related statements of operations and cash flows for the year ended June 30, 2022, the statement of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the two years in the period ended June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the two years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

San Juan, Puerto Rico

September 2, 2022

We have served as the auditor of one or more investment companies in Popular Family of Funds since 2001, which includes periods before the Company became subject to SEC reporting requirements.

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Popular High Grade Fixed Income Fund, Inc.	Other Information

June 30, 2022 (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders of the Fund was held on October 27, 2021 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting were as follows:

1.	Election of Directors. The stockholders of the Fund elected Juan O. Guerrero, Jorge I. Vallejo, Carlos A. Pérez and Enrique Vila del Corral to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2022 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Juan O. Guerrero	14,646,194	122,859
Jorge I. Vallejo	14,698,941	70,112
Carlos A. Pérez	14,709,369	59,684
Enrique Vila del Corral	14,571,214	197,839

2.	Independent Auditors. The stockholders of the Fund ratified the selection of PricewaterhouseCoopers as the independent auditors of the Fund for the fiscal year ending 2022.

For	Against	Abstain
14,642,308	32,818	93,927

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form N-PORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-754-4488.

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available free of charge upon request, by calling 787-754-4488 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Annual Report | June 30, 2022	37

Popular High Grade Fixed Income Fund, Inc.	Management of the Fund

June 30, 2022 (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available upon request by calling the Fund at 787-754-4488.

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
INTERESTED DIRECTORS
Juan O. Guerrero Preston(1)(2)*** Banco Popular de Puerto Rico, 209 Ponce de Leon Ave., Popular Center, 3rd Floor, San Juan, Puerto Rico 00918 (1959)	Chairman of the Board and President (since 2012)	Director since 2001	Executive Vice President of Banco Popular overseeing the Financial and Insurance Services Group since April 2004; Director of the Popular Family of Funds since 2001; Director of various wholly-owned subsidiaries of Popular, Inc.; and Director of SER de Puerto Rico since December 2010.	3 funds	None
INDEPENDENT DIRECTORS
Enrique Vila del Corral**** Professional Offices Park 996 San Roberto Street, Suite 102, San Juan, PR 00926 (1945)	Director	Director since 2001	Private Investor since 2001; Managing Partner of various special partnerships involved in real estate development and leasing of commercial office space; Director of Popular Family of Funds and Puerto Rico Residents Family of Funds; Director of V. Suarez Group of Companies.	10 funds	None
Jorge Vallejo**** Vallejo &Vallejo, 1610 Ponce de León Ave., Parada 23, Santurce, PR 00912 (1954)	Director	Director since 2001	Managing Partner of Vallejo & Vallejo from April 1992 to 2020, a real estate appraisal and consulting firm in San Juan Puerto Rico; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds.	10 funds	None

38	(787) 754-4488 | www.popular.com

Popular High Grade Fixed Income Fund, Inc.	Management of the Fund

June 30, 2022 (Unaudited)

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
Carlos Pérez *** Pediatrix Medical Group, Metro Office Park #6 (Edif. Toshiba) Calle 1 Suite 202, Guaynabo, PR 00968 (1954)	Director	Director since 2001	President of the Caribbean and Latin American Region of Pediatrix Medical Group since 2002; Director of the University of Puerto Rico’s Hospital of Carolina since September 2013; Member of the Board of Trustees of the University of Puerto Rico from 2014 to 2017; Director of Popular Family of Funds.	3 funds	None
OFFICERS
Manuel Rodriguez- Boissen, Esq.(2) (1977)	Secretary	Since 2018	Mr. Rodriguez-Boissen has been an attorney at Pietrantoni Mendez & Alvarez LLC, legal counsel to the Fund, since 2002 and a Member since 2012. Mr. Rodriguez-Boissen’s practice focuses on public-private partnerships, corporate and public finance and regulatory compliance for clients engaged in the financial services industry, including the Popular Family of Funds.	N/A	None

Annual Report | June 30, 2022	39

Popular High Grade Fixed Income Fund, Inc.	Management of the Fund

June 30, 2022 (Unaudited)

Name, Address*, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen	Public Directorships
José González- Pagán(1)(3) (1978)	Treasurer	Since 2018	Mr. González has been in charge of Banco Popular’s Mutual Funds’ Administration Division since 2014 and of Popular’s Fiduciary Services Operations since 2019. Mr. González has also been a Vice President of Banco Popular since 2014. Prior to joining Banco Popular, Mr. González was a Vice President, Treasurer and Fund Administration and Operations Manager for Santander Asset Management’s First Puerto Rico Family of Funds. He also served as Vice President, Operations Manager and Trust Officer of Banco Santander from 2004 to 2008.	N/A	None

(1)	Affiliated person of the Adviser.
(2)	Such director or officer is a director or officer of one or more other investment companies for which the Adviser acts as investment adviser or co-investment adviser.
(3)	Such director or officer is a director or officer of one or more other companies for which the Adviser acts as investment adviser or co-investment adviser.
***	The Affiliated Funds consist of Popular High Grade Fixed Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”). The Popular Family of Funds is managed by Popular Asset Management LLC.

****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund Inc. II; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.;; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”); and Popular High Grade Fixed Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”) and together with the Co-Advised Family of Funds, the “Affiliated Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC. The Popular Family of Funds is managed by Popular Asset Management LLC.

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Popular High Grade Fixed Income Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2022 (Unaudited)

The Board of Directors (the “Board”) of Popular High Grade Fixed Income Fund, Inc. (the “Fund”) met on May 19, 2022 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Popular Asset Management LLC, the Fund’s investment adviser (the “Advisor”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objectives. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Advisor with respect to such matters.

The independent members of the Board (collectively, the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreement. In evaluating the Advisory Agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Advisor. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Advisor’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, the nature, extent and quality of the Advisor’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Advisor provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Advisor provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Advisor provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

Annual Report | June 30, 2022	41

Popular High Grade Fixed Income Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2022 (Unaudited)

In addition to the services provided by the Advisor, the Independent Directors also considered the risks borne by the Advisor in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Advisor, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended March 31, 2022 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Advisor in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds. The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Advisor’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Advisor with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Advisor (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Advisor had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

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Popular High Grade Fixed Income Fund, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

June 30, 2022 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Advisor’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Advisor for the year ended December 31, 2021. The Independent Directors also considered the overall financial condition of the Advisor and the Advisor’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Advisor derived from its relationship with the Fund for the fiscal year ended June 30, 2021 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Advisor’s revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Advisor including and excluding distribution expenses incurred by the Advisor from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Advisor and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Advisor’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Advisor. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Advisor’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Advisor may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Advisor may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Advisor and concluded that the indirect benefits received were reasonable.

Annual Report | June 30, 2022	43

Popular High Grade Fixed Income Fund, Inc.	Statement Regarding Liquidity Risk Management Program

June 30, 2022

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors' interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid”. Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund's assets.

At a meeting held on November 4, 2021, the Advisor presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the quarter ended September 30, 2021, and stated the following:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

●	The Fund’s investment strategy remained appropriate for an open-end Fund;

●	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;

●	The Fund did not breach the 15% limit on Illiquid Investments; and

●	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

44	(787) 754-4488 | www.popular.com

INVESTMENT ADVISER

Popular Asset Management LLC
209 Muñoz Rivera Avenue
Popular Center North Tower, 4th Floor
San Juan, Puerto Rico 00918

ADMINISTRATOR AND TRANSFER AGENT

ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

CUSTODIAN

JPMorgan Chase
1111 Polaris Parkway
Columbus, OH 43240

LEGAL COUNSEL

Pietrantoni Méndez & Alvarez LLC
208 Ponce de León Avenue, Floor 19
San Juan, Puerto Rico 00918

Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
PO Box 363566
San Juan, Puerto Rico 00936-3566

DIRECTORS AND OFFICERS

Juan O. Guerrero
Chairman of the Board and President

Jorge I. Vallejo
Director

Carlos A. Pérez
Director

Enrique Vila del Corral
Director

José González
Treasurer

Manuel Rodríguez-Boissén
Secretary

Remember that shares of the Fund:

- *Are not bank deposits and are not insured by the FDIC or any other governmental agency.*
- *Are not obligations of or guaranteed by Banco Popular de Puerto Rico or any other bank.*
- *Are subject to investment risks, including possible loss of the principal amount invested.*

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were not any amendments, waivers or implicit waivers to a provision of the code of ethics. The registrant’s code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Enrique Vila del Corral is an audit committee financial expert and is independent.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed to the Fund for the fiscal years ended June 30, 2022 and June 30, 2021, were $76,376 and $45,254.57, respectively.

(b) Audit-Related Fees. The aggregate audit-related fees billed to the Fund for the fiscal years ended June 30, 2022 and June 30, 2021, were $0.00 and $5,608.68, respectively. Audit-Related Fees include assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements not included in Audit Fees, including agreed-upon procedure reports and attestation reports. For the fiscal years ended June 30, 2022 and June 30, 2021 there were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended June 30, 2022 and June 30, 2021, were $8,767 and $9,768.00, respectively. Tax Fees include the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance. For the fiscal years ended June 30, 2022 and June 30, 2021 there were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. The aggregate fees to the Fund for the fiscal years ended June 30, 2022 and June 30, 2021, were $43,166 and $0.00, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. For the fiscal years ended June 30, 2022 and June 30, 2021 there were no fees for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for the Pre-Approval of Audit and Permitted Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; and (ii) non-audit services to the registrant’s investment adviser and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund. The Policy requires specific pre-approval by the Audit Committee if any such service it is to be provided by the independent accountants.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser (“Adviser Affiliates”) that provides ongoing services to the registrant for the fiscal year ended June 30, 2022 and June 30, 2021 were $1,616,985 and $809,599.68, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to these procedures.

Item 11. Controls and Procedures.

(a)	Evaluation of Disclosure Controls and Procedures.

The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness in the Registrant’s internal control over financial reporting described below.

Material Weakness in Internal Control over Financial Reporting

We identified a material weakness in the design and operation of controls to address the accuracy of amounts presented in the statement of cash flows in accordance with U.S. GAAP. Specifically, controls were not effectively designed or maintained to verify that the underlying data used to prepare the statement of cash flows was accurate. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis.

This material weakness required material adjustments to the statement of cash flows operating and financing activities, which resulted in the restatement of the Registrant’s financial statements as of and for the period ended December 31, 2021. Additionally, this material weakness could result in further misstatements of the cash flows presented in the statement of cash flows that could result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Remediation of Material Weakness in Internal Control over Financial Reporting

Management is implementing enhancements to the Registrant’s controls to remediate the material weakness described above. Management will enhance the controls over the review of the annual and semi-annual financial statements prepared by the Fund administrator.  The material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and Management has concluded, through testing, that these controls are designed and operating effectively.

(b)	Changes in Internal Controls.

Other than the steps taken to enhance the controls noted above subsequent to December 31, 2021, there were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not Applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer required by Item 2 of Form N-CSR, is filed herein as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not Applicable.

(a)(4)	Not Applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Popular High Grade Fixed-Income Fund, Inc.

By:	/s/ Juan O. Guerrero Preston
Principal Executive Officer/President

Date:	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below on behalf of the Registrant and in the capacities and on the dates indicated.

Popular High Grade Fixed-Income Fund, Inc.

By:	/s/ Jose González
Principal Financial Officer/Treasurer

Date:	September 7, 2022